As filed with the Securities and Exchange Commission on June 30, 1997

                                                  Registration No. 333-
                                                                       ---------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            STRAYER EDUCATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                                        52-1975978
  -------------------------------                      -------------------
  (State or other jurisdiction of                      (I.R.S. employer
   incorporation or organization)                      identification no.)



                            1025 15TH STREET, N.W.
                            WASHINGTON, D.C.  20005
                   ----------------------------------------
                   (Address of principal executive offices)

                            STRAYER EDUCATION, INC.
                            1996 STOCK OPTION PLAN
                           ------------------------
                           (Full title of the plan)

                                 RON K. BAILEY
                     CHIEF EXECUTIVE OFFICER AND PRESIDENT
                            STRAYER EDUCATION, INC.
                            1025 15TH STREET, N.W.
                            WASHINGTON, D.C.  20005
                                (202) 408-2400
-------------------------------------------------------------------------------
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                              WALTER G. LOHR, JR.
                             HOGAN & HARTSON L.L.P.
                             111 S. CALVERT STREET
                              BALTIMORE, MD  21202
                                 (410) 659-2700

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================================
                                                      Proposed                   Proposed
    Title of securities       Amount to be         maximum offering          maximum aggregate            Amount of
     to be registered          registered         price per share (1)        offering price (1)       registration fee (1)
    -------------------       ------------        -------------------        ------------------       --------------------
     COMMON STOCK,             636,979(a)           $10.000(a)                 $ 6,369,790(a)                 $ 1,930.24(a)
    PAR VALUE $.01             363,021(b)            32.375(b)                  11,752,805(b)                   3,561.46(b)
                                                                                                       Total: $ 5,491.70
==========================================================================================================================

(1) Estimated pursuant to Rule 457(c) and (h) solely for purposes of calculating the amount of the registration fee, based on (a) the weighted average option exercise price of $10.00 per share for the 636,979 shares issuable upon exercise of currently outstanding options and (b) the average of the high and low prices per share of Strayer Education, Inc. Common stock, par value $.01 per share, on June 23, 1997, as reported on the Nasdaq National Market with respect to the other 363,021 shares otherwise issuable under the plan listed above.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

          The documents containing the information specified in Part I will be separately sent or given to employees participating in the Strayer Education, Inc. 1996 Stock Option Plan (the "Plan"), as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

          Strayer Education, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents filed by it with the Commission:

          (a)  The Registrant's Annual Report on Form 10-K, filed pursuant to
               Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and which contains audited financial statements for the fiscal year ended December 31, 1996;

          (b) The description of the Registrant's Common Stock, $.01 par value per share (the "Common Stock"), contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on July 18, 1996;

           (c) The Registrant's Quarterly Report on Form 10-Q, filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

          In addition, all documents and reports filed by the Registrant subsequent to the date hereof pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part of hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequent filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.


ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable (the Common Stock is registered under Section 12(g) of the Exchange Act).


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Item 14 of Part II of the Registration Statement of the Registrant on Form S-1 (Registration No. 333-23601) is hereby incorporated by reference into this Registration Statement.

                            *          *          *

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities is asserted by such person in connection with the offering of the Common Stock (other than for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of the issue.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.


ITEM 8.   EXHIBITS.

          Exhibit
          Number    Description
          ------    -----------

          3.1       Articles of Incorporation of Registrant (filed as Exhibit
                    3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-3967) (the "Initial Form S-1") and incorporated herein by reference).

          4.1 Form of Common Stock Certificate (filed as Exhibit 4.1 to the Initial Form S-1 and incorporated herein by reference).

          5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

          10.1 1996 Stock Option Plan (filed as Exhibit 10.11 to the Initial Form S-1 and incorporated herein by reference).

          23.1      Consent of Coopers & Lybrand L.L.P.

          23.2 Consent of Hogan & Hartson L.L.P. (included in their opinion filed as Exhibit 5.1 hereto).

          24.1      Power of Attorney (included on signature page).

ITEM 9.   UNDERTAKINGS.

          The undersigned Registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

             Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia, on June 30, 1997.

                             STRAYER EDUCATION, INC.


                             By: /s/ Ron K. Bailey
                                 -------------------------------------
                                 Ron K. Bailey
                                 Chief Executive Officer and President



                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ron K. Bailey and Harry T. Wilkins, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), any Registration Statement relating to this Registration Statement under Rule 462, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                                TITLE                           DATE
---------------------------        ------------------------------------       --------------

/s/ Ron K. Bailey                  President, Chief Executive Officer         June 30, 1997
---------------------------         and Director (Principal Executive
    Ron K. Bailey                   Officer)



/s/ Harry T. Wilkins               Chief Financial Officer (Principal         June 30, 1997
---------------------------         Financial and Accounting Officer)
    Harry T. Wilkins


         SIGNATURE                                TITLE                           DATE
---------------------------        ------------------------------------       --------------
/s/ Stanley G. Elmore              Chairman of the Board of Directors         June 30, 1997
---------------------------
    Stanley G. Elmore


/s/ Todd A. Milano                             Director                       June 30, 1997
---------------------------
    Todd A. Milano


/s/ Jennie D. Seaton                           Director                       June 30, 1997
---------------------------
    Jennie D. Seaton


/s/ Roland Carey                               Director                       June 30, 1997
---------------------------
    Roland Carey


/s/ Donald T. Benson                           Director                       June 30, 1997
---------------------------
    Donald T. Benson


 /s/ G. Thomas Waite, III                      Director                       June 30, 1997
---------------------------
     G. Thomas Waite, III


/s/ Donald Stoddard                            Director                       June 30, 1997
---------------------------
    Donald Stoddard


/s/ Charlotte Beason                           Director                       June 30, 1997
---------------------------
    Charlotte Beason


                                 EXHIBIT INDEX


Exhibit
Number                         Description                                                Page
------                         -----------                                                ----
3.1       Articles of Incorporation of Registrant (filed as Exhibit 3.1 to the              *
          Registrant's Registration Statement on Form S-1 (File No. 333-3967) (the
          "Initial Form S-1") and incorporated herein by reference).

4.1       Form of Common Stock Certificate (filed as Exhibit 4.1 to the                     *
          Initial Form S-1 and incorporated herein by reference).

5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the securities being registered.

10.1      1996 Stock Option Plan (filed as Exhibit 10.11 to the Initial Form                *
          S-1 and incorporated herein by reference).

23.1      Consent of Coopers & Lybrand L.L.P.

23.2      Consent of Hogan & Hartson L.L.P. (included in their opinion filed as
          Exhibit 5.1 hereto).

24.1      Power of Attorney (included on signature page).

*incorporated by reference